POWER OF ATTORNEY

               _______________________________________________


     The undersigned, being members of the Board of the Dreyfus Massachusetts Tax Exempt Bond Fund, hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John Pelletier as the attorney-in-fact for the proper officers of the Fund, with full power of substitution and resubstitution; to sign any and all amendments to the Registration Statement (including Post-Effective Amendments and amendments thereto); and the appointment of each of such persons as such attorney-in-fact hereby is authorized and approved; and that such attorneys-in-fact, and each of them, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement and any and all amendments and supplements thereto, as fully to all intents and purposes as the officer, for whom he is acting as attorney-in-fact, might or could do in person.

     IN WITNESS WHEREOF, the undersigned have executed this Consent as of August 29, 1994.



/s/ David W. Burke                      /s/ Arnold S. Hiatt
David W. Burke                          Arnold S. Hiatt



/s/ Samuel Chase                        /s/ David J. Mahoney
Samuel Chase                            David J. Mahoney



/s/ Joni Evans                          /s/ Burton N. Wallack
Joni Evans                              Burton N. Wallack




                              POWER OF ATTORNEY


                    _____________________________________


The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert, and John Pelletier and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution; for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus Massachusetts Tax Exempt Bond Fund (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of June
23, 1995.


                               /s/ Joseph S.DiMartino
                                Joseph S. DiMartino





                              POWER OF ATTORNEY


                    _____________________________________


The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert, and John Pelletier and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution; for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus Massachusetts Tax Exempt Bond Fund (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of June
23, 1995.


                               /s/ Gordon J. Davis
                                Gordon J. Davis




                              POWER OF ATTORNEY


                    _____________________________________


The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert, and John Pelletier and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution; for her and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus Massachusetts Tax Exempt Bond Fund (including Post-Effective Amendments and amendments thereto); and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of September 20, 1994.


                               /s/ Marie E. Connolly
                                Marie E. Connolly